CIRCUIT CITY STORES, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                            PERIODS ENDED FEBRUARY 28
                  (Amounts in thousands except per share data)


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                                                                     Three Months                           Twelve Months
                                                                     ------------                           -------------
                                                              2003              2002                 2003                2002
                                                              ----              ----                 ----                ----

NET SALES AND OPERATING REVENUES                      $    3,192,396     $    3,361,225      $     9,953,530     $     9,518,231
Cost of sales, buying and warehousing                      2,429,423          2,533,341            7,603,205           7,180,259
Appliance exit costs                                               -             10,000                    -              10,000
                                                        -------------     --------------       --------------     ---------------
GROSS PROFIT                                                 762,973            817,884            2,350,325           2,327,972
Finance income                                                 7,719             34,035               62,416             106,230
Selling, general and administrative expenses                 648,787            624,204            2,344,608           2,226,882
Interest expense                                                 375                462                1,093                 881
                                                        -------------     --------------       --------------     ---------------
Earnings from continuing
    operations before income taxes                           121,530            227,253               67,040             206,439
Provision for income taxes                                    46,181             86,359               25,475              78,446
                                                        -------------     --------------       --------------     ---------------

NET EARNINGS FROM CONTINUING OPERATIONS                       75,349            140,894               41,565             127,993
NET EARNINGS FROM DISCONTINUED OPERATIONS                          -             18,396               64,519              90,802
                                                        -------------     --------------       --------------     ---------------

NET EARNINGS                                          $       75,349     $      159,290      $       106,084     $       218,795
                                                        =============     ==============       ==============     ===============

Net earnings from:
    Continuing operations                             $       75,349     $      140,894      $        41,565     $       127,993
                                                        =============     ==============       ==============     ===============

    Discontinued operations attributed to:

       Circuit City common stock                      $            -     $       11,814      $        41,303     $        62,806
                                                        =============     ==============       ==============     ===============

       CarMax Group common stock                      $            -     $        6,582      $        23,216     $        27,996
                                                        =============     ==============       ==============     ===============

Weighted average common shares:
    Circuit City:
       Basic                                                 207,512            206,183              207,217             205,501
                                                        =============     ==============       ==============     ===============

       Diluted                                               209,036            209,343              209,203             207,095
                                                        =============     ==============       ==============     ===============

    CarMax Group:
       Basic                                                       -             36,597               37,023              32,140
                                                        =============     ==============       ==============     ===============

       Diluted                                                     -             38,586               38,701              34,122
                                                        =============     ==============       ==============     ===============

NET EARNINGS PER SHARE:
    Basic:
       Continuing operations                          $         0.36     $         0.68      $          0.20     $          0.62
       Discontinued operations attributed
          to Circuit City common stock                             -               0.06                 0.20                0.31
                                                        -------------     --------------       --------------     ---------------

                                                      $         0.36     $         0.74      $          0.40     $          0.93
                                                        =============     ==============       ==============     ===============

       Discontinued operations attributed
          to CarMax Group common stock                $            -     $         0.18      $          0.63     $          0.87
                                                        =============     ==============       ==============     ===============

    Diluted:
       Continuing operations                          $         0.36     $         0.67      $          0.20     $          0.62
       Discontinued operations attributed
          to Circuit City common stock                             -               0.06                 0.20                0.30
                                                        -------------     --------------       --------------     ---------------

                                                      $         0.36     $         0.73      $          0.40     $          0.92
                                                        =============     ==============       ==============     ===============

       Discontinued operations attributed
          to CarMax Group common stock                $            -     $         0.17      $          0.60     $          0.82
                                                        =============     ==============       ==============     ===============



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                            CIRCUIT CITY STORES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)

                                                                                     February 28
                                                                          2003                        2002
                                                                     ----------------            ----------------

ASSETS
Current Assets:
Cash and cash equivalents                                          $         884,670           $       1,248,246
Accounts receivable, net                                                     215,125                     158,817
Retained interests in securitized receivables                                560,214                     394,456
Merchandise inventory                                                      1,409,736                   1,234,243
Prepaid expenses and other current assets                                     33,165                      39,246
Assets of discontinued operations                                                  -                     577,703
                                                                  -------------------         -------------------

Total Current Assets                                                       3,102,910                   3,652,711

Property and equipment, net                                                  649,593                     732,802
Deferred income taxes                                                         22,362                       2,647
Other assets                                                                  24,252                      11,354
Assets of discontinued operations                                                  -                     142,519
                                                                  -------------------         -------------------

TOTAL ASSETS                                                       $       3,799,117           $       4,542,033
                                                                  ===================         ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable                                                   $         963,701           $       1,019,519
Accrued expenses and other current liabilities                               128,776                     157,561
Accrued income taxes                                                          44,453                     100,696
Deferred income taxes                                                        141,729                     116,297
Short-term debt                                                                    -                         397
Current installments of long-term debt                                         1,410                      23,465
Liabilities of discontinued operations                                             -                     223,392
                                                                  -------------------         -------------------

Total Current Liabilities                                                  1,280,069                   1,641,327

Long-term debt, excluding current installments                                11,254                      14,064
Other liabilities                                                            166,219                     140,853
Liabilites of discontinued operations                                              -                      11,351
                                                                  -------------------         -------------------

TOTAL LIABILITIES                                                          1,457,542                   1,807,595
                                                                  -------------------         -------------------

Stockholders' Equity:
Circuit City common stock                                                    105,214                     104,411
CarMax Group common stock                                                          -                      18,426
Capital in excess of par value                                               848,846                     810,047
Retained earnings                                                          1,387,515                   1,801,554
                                                                  -------------------         -------------------

TOTAL STOCKHOLDERS' EQUITY                                                 2,341,575                   2,734,438
                                                                  -------------------         -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $       3,799,117           $       4,542,033
                                                                  ===================         ===================


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